OMNIBUS AMENDMENT

     This Omnibus Amendment, dated September 29, 2006, by and between Windswept Environmental Group, Inc., a Delaware corporation (the "Company") and Laurus Master Fund, Ltd., a Cayman Islands company (the "Purchaser") (this Agreement").

                                    PREAMBLE


     WHEREAS, Reference is hereby made to each of the (i) Securities Purchase Agreement, dated June 30, 2005, between the Purchaser and the Company (as amended, modified or supplemented from time to time, the "Purchase Agreement");
(ii) Secured Convertible Term Note dated June 30, 2005, issued by the Company in favor of Purchaser, in the aggregate principal amount of $5,000,000.00 (as amended, modified or supplemented from time to time, the "Note"); (iii) Option Agreement (as amended, modified or supplemented from time to time, the "Option"), dated June 30, 2005, between the Purchaser and the Company granting Purchaser the right to purchase 30,395,179 shares of the Company's common stock, par value $0.0001 per share (the "Common Stock") at an exercise price of $.0001 per share (iv) Common Stock Purchase Warrant (as amended, modified or supplemented from time to time, the "Warrant"), dated June 30, 2005, issued by the Company to Purchaser granting Purchaser the right to purchase 13,750,000 shares of the Common Stock; (v) Master Security Agreement (as amended, modified or supplemented from time to time, the "Security Agreement"), dated June 30, 2005, by and among the Purchaser, the Company and its wholly owned subsidiaries, Trade-Winds Environmental Restoration Inc., a New York corporation ("Trade-Winds"), and North Atlantic Laboratories, Inc. a New York corporation ("North Atlantic" and together with Trade-Winds, the "Subsidiaries"); (vi) Funds Escrow Agreement (the "Escrow Agreement"), dated June 30, 2005, by and among the Purchaser, the Company and Loeb & Loeb LLP; (vii) Registration Rights Agreement dated June 30, 2005, by and between the Purchaser and the Company (as amended, modified or supplemented from time to time, the "Registration Rights Agreement"); (viii) Stock Pledge Agreement dated June 30, 2005, by and among the Purchaser, the Company and the Subsidiaries (as amended, modified or supplemented from time to time, the "Pledge Agreement"); and (ix) the Guaranty dated June 30, 2005 issued by Michael O'Reilly to the Purchaser (as amended, modified or supplemented from time to time, the "O'Reilly Guaranty").

     WHEREAS, each of the Purchaser, the Company, and its Subsidiaries, as applicable, desire to amend the Purchase Agreement and certain of the Related Agreements as set forth herein.


     NOW, THEREFORE, in consideration of the covenants, agreements and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Capitalized terms used herein without definition are used as defined in the Purchase Agreement and Related Agreements, respectively. The Purchase Agreement and Related Agreements are collectively referred to herein as (the "Loan Documents").

     2.  Effective as of the Amendment  Effective Date (as defined  below),  the
Note is hereby amended and restated in the form attached hereto as Exhibit A (the "Amended and Restated Note"). For the avoidance of doubt, (i) the amendment and restatement of the Note as set forth in this Section 2 shall be in substitution for and not in satisfaction of the Note and (ii) payment of principal otherwise due and payable under the Note on each of July 1, 2006, August 1, 2006 and September 1, 2006 shall be deferred until the Maturity Date of the Amended and Restated Note.

     3. The Purchase Agreement is hereby amended to (i) delete the last sentence of Section 7.3 thereof and (ii) to add the following Section 7.4 immediately following the last sentence of Section 7.3:

     "7.4 The Purchaser covenants and agrees that it will not at any time take or attempt to take a seat on the Board of Directors or the management of the Company nor shall it engage in any action that would attempt to unfairly influence or interfere with the internal management and/or policies of the Company ."

     4. The Registration Rights Agreement is hereby amended to delete Section 2(b) thereof in its entirety, as of September 20, 2006, and to insert the following in its stead:

     "(b) Notwithstanding anything contained herein to the contrary, the Company shall file a Registration Statement covering an aggregate of 5,395,061 shares of Common Stock (or, if different, such other number of shares of Common Stock actually permitted by the SEC to be registered on the December 2006 Registration Statement) on or prior to December 15, 2006 (the "December 2006 Registration Statement") which Registration Statement shall be declared effective no later than February 15, 2007."

     5. The Registration Rights Agreement is hereby amended to delete the defined term "Filing Date" contained therein and in its stead, to insert the following:

     ""Filing Date" means with respect to the Registration Statement required to be filed with the SEC in respect of 5,395,061 shares of Common Stock, December 15, 2006. For the avoidance of doubt, the Holder may demand that the Company file a Registration Statement, or such number of Registration Statements as shall be necessary to register any Registrable Securities not otherwise registered on the December 2006 Registration Statement within 45 days after written request from the Holder to do so. The forty-fifth (45th) day following each such written request shall be deemed a Filing Date, provided, however, that the Company shall only be required to register any such shares of Common Stock if permitted by the SEC to be registered."

     6. The Registration Rights Agreement is hereby amended to delete the defined term "Effectiveness Date" contained therein and in its stead, to insert the following:

     "Effectiveness Date" means (i) with respect to the December 2006 Registration Statement, a date no later than February 15, 2007 and (ii) with respect to each additional Registration Statement required to be filed hereunder, a date no later than sixty (60) days following the applicable Filing Date."

     7. The Registration Rights Agreement is hereby amended to delete the defined term "Registrable Securities" contained therein and in its stead, to insert the following:

     "Registrable Securities" means the shares of Common Stock (i) issuable upon the conversion of the Convertible Amount (as such term is defined in) the Amended and Restated Note, (ii) issuable upon exercise of the Option; (iii) issuable upon exercise of the Warrants; (iv) issuable upon the exercise of that certain Option to purchase up to 11,145,000 shares of the Company's Common Stock issued to the Purchaser on September 29, 2006; and (v) sold, granted, or otherwise issued by the Company to Laurus after September 29, 2006 or issuable to Laurus upon the exercise, conversion or exchange of any other options, warrants, convertible securities or exchangeable securities acquired by Laurus from the Company after September 29, 2006."

     8. The Warrant is hereby amended to delete the reference to the 4.99% contained in Section 10 thereof and in its stead to insert "9.99%."

     9. The Option is hereby amended to delete to delete the reference to the 4.99% contained in Section 1.1 thereof and in its stead to insert "9.99%."

     10. In connection with the consummation of the transactions contemplated hereby, on the date hereof, the Company will issue an option to purchase up to 11,145,000 shares of its Common Stock to the Purchaser, in the form attached hereto as Exhibit B (the "September 2006 Option"). Laurus verifies that the
          ---------
investor  representations  made in  Section 3 of the  Amendment  and Fee  Waiver
Agreement, dated August 25, 2006, between the parties hereto, remain accurate and that it is purchasing the September 2006 Option for investment purposes.

     11. In connection with the consummation of the transactions contemplated hereby, on the date hereof the Purchaser shall execute and deliver a proxy to either the Company or an unrelated third party in such form as the parties shall mutually agree.

     12. The Purchaser hereby agrees, that upon the date that the Company shall have irrevocably repaid or the Purchaser shall have converted, on and after the date hereof, an aggregate of $1,842,175 of the outstanding principal balance of the Amended and Restated Note in cash or other immediately available funds, the Purchaser shall be deemed to release Michael O'Reilly from the O'Reilly Guaranty without further action by any party hereto.

     13. The Company shall reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of all of the shares of Common Stock issuable upon (i) the conversion of the Convertible Amount under the Amended and Restated Note, (ii) the exercise of the Warrant, (iii) the exercise of the Option and (iv) the exercise of the September 2006 Option. The Company represents that upon issuance, such shares of Common Stock will be duly and validly issued, fully paid and non-assessable.

     14. The Company understands that it has an affirmative obligation to make prompt public disclosure of material agreements and material amendments to such agreements. It is the Company's determination that this Amendment is material. The Company agrees to file an 8-K within 4 business days of the date hereof and in the form otherwise prescribed by the SEC.

     15. The amendments set forth above shall be effective as of the date first above written (the "Amendment Effective Date") on the date when each of the Company and the Purchaser shall have executed and the Company shall have delivered to Purchaser its respective counterpart to this Amendment.

     16. Except as specifically set forth in this Amendment, there are no other amendments, modifications or waivers to the Loan Documents, and all of the other forms, terms and provisions of the Loan Documents remain in full force and effect.

     17. The Company hereby represents and warrants to the Purchaser that (i) no Event of Default (as defined in the Amended and Restated Note) exists on the date hereof, (ii) on the date hereof, all representations, warranties and covenants made by the Company in connection with the Loan Documents were true, correct and complete when made and (iii) on the date hereof, all of the Company's and its Subsidiaries' covenant requirements have been met.

     18. From and after the Amendment Effective Date, all references in the Loan Documents shall be deemed to be references to the Loan Documents, as the case may be, as modified hereby.

     19. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

     20. This Amendment supersedes, as of the date hereof, the terms of the several Amendment and Fee Waiver Agreements entered into by the parties hereto.


                            [signature page follows]

     IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment or has caused this Amendment to be executed on its behalf by a representative duly authorized, all as of the date first above set forth.


COMPANY:                               PURCHASER:

WINDSWEPT ENVIRONMENTAL GROUP, INC.    LAURUS MASTER FUND, LTD.

By:     /s/Michael O'Reilly            By:      /s/Eugene Grin
       ----------------------------            ----------------------------
Name:   Michael O'Reilly               Name:    Eugene Grin
       ----------------------------            ----------------------------
Title:  President                      Title:   Director
       ----------------------------            ----------------------------


With respect to Section 12 only:

     /s/Michael O'Reilly
   -------------------------------
     Michael O'Reilly